Exhibit 99.2

HICKOK INCORPORATED AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED COMBINED FINANCIAL INFORMATION

INDEX

Page

Unaudited Pro Forma Consolidated Combined Balance Sheet as of June 30, 2018	1

Unaudited Pro Forma Consolidated Combined Statement of Income for the Six Months June 30, 2018	3

Unaudited Pro Forma Consolidated Combined Statement of Income for the Year Ended September 30, 2017	5

Effective July 1, 2018, Hickok Incorporated, an Ohio corporation (the “Company”), completed the acquisition of all of the issued and outstanding shares of capital stock of CAD Enterprises, Inc., an Arizona corporation (“CAD”), pursuant to a Share Purchase Agreement entered into as of July 5, 2018 by and among the Company, the sellers named therein and the Sellers’ representative named therein. The following unaudited pro forma consolidated combined financial statements give effect to the acquisition of CAD.

The acquisition will be a business combination accounted for in accordance with Accounting Standards Codification (ASC) 805, Business Combinations. Accordingly, for accounting purposes, the fair value of the assets acquired and liabilities assumed will be recorded on the balance sheet. The difference between the purchase price and fair value of the assets acquired, net of liabilities assumed, will be recorded as goodwill and other intangible assets. The intangible assets, other than goodwill, will be amortized to expense over the estimated useful lives. Goodwill is of an indefinite life and will not be amortized but will be tested at least annually for impairment.

Acquisition-related transaction costs (i.e. advisory, legal, accounting, valuation and other professional or accounting fees) are not included as a component of consideration transferred but are accounted for as expense in the periods in which the costs are incurred and the services are received.

The unaudited pro forma consolidated combined financial statements are based on the Company’s historical financial statements and CAD’s historical financial statements.

The unaudited pro forma consolidated combined balance sheet as of June 30, 2018 and unaudited pro forma consolidated combined statements of income for the six months ended June 30, 2018 give effect to the transaction as if the acquisition was consummated January 1, 2018. The unaudited pro forma consolidated combined statements of income for the year ended September 30, 2017 gives effect to the transaction as if the acquisition was consummated October 1, 2016.

The unaudited pro forma consolidated combined financial information should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and Form 10-KT and quarterly report on Form 10-Q, and CAD Enterprises Inc. historical information, included herein.

HICKOK INCORPORATED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED COMBINED BALANCE SHEET

ASSETS

	Hickok	CAD			Hickok
	Incorporated	Enterprises, Inc.			Incorporated
	6/30/2018	3/31/2018	Pro Forma		6/30/2018
	Unaudited	Audited	Adjustments		Combined
CURRENT ASSETS:
Cash and Cash Equivalents	$2,663,566	$1,282,308	$(949,236)	(e)	$2,996,638
Accounts receivable-less allowance for doubtful accounts	7,351,867	1,897,086	-		9,248,953
Costs in Excess of Billings and estimated costs	2,217,344	-	-		2,217,344
Inventories-less allowance for obsolete inventory	1,980,496	2,262,198	-		4,242,694
Prepaid Expenses and other current assets	398,477	50,091	-		448,568
Total Current Assets	14,611,750	5,491,683	(949,236)		19,154,197

PROPERTY, PLANT AND EQUIPMENT	4,110,252	15,688,626	(4,658,626)	(a)	15,140,252
Less accumulated depreciation	1,239,029	10,744,597	(10,744,597)	(a)	1,239,029
Property, Plant and Equipment, Net	2,871,223	4,944,029	6,085,971		13,901,223

OTHER ASSETS:
Goodwill	2,255,912	-	4,968,315	(c)	7,224,227
Intangibles, net of accumulated amortization	1,519,384	-	3,000,000	(b)	4,519,384
Deferred income taxes-less valuation allowance	2,173,892	-	-		2,173,892
Other non-current assets	-	25,263	-		25,263

Total Non-Current Other Assets	5,949,188	25,263	7,968,315		13,942,766

Total Assets	$23,432,161	$10,460,975	$13,105,050		$46,998,186

See accompanying notes to unaudited pro forma consolidated combined financial statements.

HICKOK INCORPORATED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED COMBINED BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	Hickok	CAD			Hickok
	Incorporated	Enterprises, Inc.			Incorporated
	6/30/2018	3/31/2018	Pro Forma		6/30/2018
	Unaudited	Audited	Adjustments		Combined
CURRENT LIABILITIES:
Convertible notes payable - related party	$200,000	$-	$-		200,000
Notes payable - related party	432,910	134,059	(134,059)	(e)	432,910
Bank Debt - Current	500,000	512,820	(512,820)	(e)	500,000
Leases payable	16,944	-	-		16,944
Accounts payable	2,462,941	1,909,212	-		4,372,153
Unearned revenue	3,182,213	-	-		3,182,213
Accrued payroll and related expenses	828,118	-	-		828,118
Accrued expenses	1,296,444	170,198	-		1,466,642
Accrued Income Taxes	227,595	-	-		227,595
Total Current Liabilities	9,147,165	2,726,289	(646,879)		11,226,575

LONG-TERM LIABILITIES:
Notes payable - related party	3,428,586	74,903	(74,903)	(e)	3,428,586
Sellers Note	-	-	9,000,000	(d)	9,000,000
Bank Debt	1,074,235	227,454	11,772,546	(d), (e)	13,074,235
Leases payable	7,789	-	-		7,789
Deferred income taxes	-	486,615	-		486,615
Total Long-Term Liabilities	4,510,610	788,972	20,697,643		25,997,225

TOTAL LIABILITIES	13,657,775	3,515,261	20,050,764		37,223,800

STOCKHOLDERS' EQUITY
Common shares - no par value
Class A 10,000,000 shares authorized, 2,123,806 shares issued and outstanding	2,495,534	30,000	(30,000)	(f)	2,495,534
Class B 2,500,000 convertible shares authorized, 596,848 shares issued and outstanding	710,272	-	-		710,272
Preferred 1,000,000 shares authorized, no shares outstanding	-	-	-		-
Contributed capital	1,741,901	-	-		1,741,901
Treasury shares	(1,905,780)				(1,905,780)
Class A - 37,208 shares	-	-	-		-
Class B - 182,435 shares	-	-	-		-
Retained earnings	6,732,459	6,915,714	(6,915,714)	(f)	6,732,459

Total Stockholders' Equity	9,774,386	6,945,714	(6,945,714)		9,774,386

Total Liabilities and Stockholders' Equity	$23,432,161	$10,460,975	$13,105,050		$46,998,186

See accompanying notes to unaudited pro forma consolidated combined financial statements.

HICKOK INCORPORATED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED COMBINED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED

	Hickok	CAD			Hickok
	Incorporated	Enterprises, Inc.			Incorporated
	6/30/2018	3/31/2018	Pro Forma		6/30/2018
	Unaudited	Unaudited	Adjustments		Combined
Total Sales	$25,471,892	$14,127,927	$-		$39,599,819
Cost of Sales	18,966,873	12,310,603			$31,277,476
Gross Profit	6,505,019	1,817,324			$8,322,343

Operating Expenses:
Product Development	220,418	-	-		220,418
Selling, General and Administrative Expenses	3,824,571	1,577,068	100,000	(b)	5,501,639
	2,460,030	240,256			2,600,286
Other (Income) and Expenses:
Interest Charges	166,688	19,735	400,265	(d), (e)	586,688
Loss on sale of business	1,160,574	-	-		1,160,574
Cash balance plan termination	-	2,364,241	-		2,364,241
Other (income) expense, net	108,266	3,756	-		112,022
Total Other (Income) and Expenses	1,435,528	2,387,732	400,265		4,223,525
Income before Provision for Income Taxes	1,024,502	(2,147,476)	(400,265)		(1,623,239)

Provision for Income Taxes	256,125	(911,947)	-		(655,822)

Net Income (Loss)	$768,377	$(1,235,529)	$(400,265)		$(967,417)

Earnings (Loss) Per Common Share - Basic	$0.27				$(0.34)
Earnings (Loss) Per Common Share - Diluted	$0.24				$(0.30)

Weighted Average Shares of Common Stock Outstanding - Basic	2,880,070		-		2,880,070
Weighted Average Shares of Common Stock Outstanding - Diluted	3,236,590		-		3,236,590

See accompanying notes to unaudited pro forma consolidated combined financial statements.

HICKOK INCORPORATED AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMTION
JUNE 30, 2018 PRO FORMA ADJUSTMENTS

(a)	Reflects the adjustment to increase the basis in the acquired property plant and equipment to the estimated fair value.

Book value of Fixed Assets - Gross	$15,688,626
Accumulated Depreciation	10,744,597
Net Book Value - Fixed	4,944,029
Fair Market Value of Fixed Assets	11,030,000
Adjustment to Increase Fixed Assets	$6,085,971

(b)

Reflects the adjustment of intangible assets acquired by the Company to their estimated fair values, and related amortization expense for the period.  The following table summarized the estimated fair values of CAD Enterprises, Inc. identifiable intangible assets and their estimated useful lives.

		Useful Life	Amortization
	Fair Value	in Years	Expense
Customer List	$3,000,000	15	$100,000
Other Identifiable Intangibles	-	15	-
Total Intangibles, Other than Goodwill	$3,000,000		$100,000

(c)	Reflects adjustment to record goodwill associated with the acquisition of CAD Enterprises, Inc. as shown below:

Assets Acquired:
Current Assets	$4,542,447
Net Property and Equipment	11,030,000
Intangible Assets	3,000,000
Goodwill	4,968,315
Non-Current Assets	25,263
Total Assets Acquired	$23,566,025
Liabilities Assumed	2,566,025
Net Assets Acquired	$21,000,000

(d)	Reflects the new debt incurred to finance the acquisition of CAD Enterprises, Inc. and related interest expense as shown below:

		Interest	Interest
	Debt	Rate	Expense
Sellers Note	$9,000,000	4.0%	$180,000
Term Loan A Debt	4,500,000	4.0%	90,000
Revolving Credit Facility	7,500,000	4.0%	150,000
Total Debt	$21,000,000		$420,000

Cash used	-
Debt incurred	21,000,000
Total purchase price	$21,000,000

(e)	Represents the elimination of the historical debt and related interest expense of CAD Enterprises, Inc. not included in purchase.

		Interest
	Debt	Expense
Notes Payable - Related Party, Short Term	$134,059
Notes Payable - Related Party, Long Term	74,903
Bank Debt - Current	512,820
Bank Debt - Non Current	227,454
Total Debt	$949,236	19,735

Cash used to extinguish debt	$949,236

(f)	Represents the elimination of the historical equity of CAD Enterprises, Inc.

HICKOK INCORPORATED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED SEPTEMBER 30, 2017

	Hickok	CAD			Hickok
	Incorporated	Enterprises, Inc.			Incorporated
	9/30/2017	3/31/2018	Pro Forma		9/30/2017
	Audited	Audited	Adjustments		Combined
Total Sales	$23,816,735	$30,196,920	$-		$54,013,655
Cost of Sales	15,792,458	26,463,788			$42,256,246
Gross Profit	8,024,277	3,733,132			$11,757,409

Operating Expenses:
Product Development	795,957	-	-		795,957
Selling, General and Administrative Expenses	4,546,383	2,670,058	200,000	(a)	7,416,441
	2,681,937	1,063,074			3,545,011
Other (Income) and Expenses:
Interest Charges	282,648	46,834	793,166	(b), (c)	1,122,648
Legal Matter	(50,000)	-	-		(50,000)
Cash balance plan termination	-	2,364,241	-		2,364,241
Other (income) expense, net	260,529	2,423	-		262,952
Total Other (Income) and Expenses	493,177	2,413,498	793,166		3,699,841
Income before Provision for Income Taxes	2,188,760	(1,350,424)	(793,166)		(154,830)

Provision for Income Taxes	780,364	(1,025,783)	-		(245,419)

Net Income (Loss)	$1,408,396	$(324,641)	$(793,166)		$90,589

Earnings (Loss) Per Common Share - Basic	$0.49				$0.03
Earnings (Loss) Per Common Share - Diluted	$0.46				$0.03

Weighted Average Shares of Common Stock Outstanding - Basic	2,874,926		-		2,874,926
Weighted Average Shares of Common Stock Outstanding - Diluted	3,069,077		-		3,069,077

See accompanying notes to unaudited pro forma consolidated combined financial statements.

HICKOK INCORPORATED AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMTION
SEPTEMBER 30, 2017 PRO FORMA ADJUSTMENTS

(a)

Reflects the adjustment of intangible assets acquired by the Company to their estimated fair values, and related amortization expense for the period.  The following table summarized the estimated fair values of CAD Enterprises, Inc. identifiable intangible assets and their estimated useful lives.

		Useful Life	Amortization
	Fair Value	in Years	Expense
Customer List	$3,000,000	15	$200,000
Other Identifiable Intangibles	-	15	-
Total Intangibles, Other than Goodwill	$3,000,000		$200,000

(b)	Reflects the new debt incurred to finance the acquisition of CAD Enterprises, Inc. and related interest expense as shown below:

		Interest	Interest
		Rate	Expense
Sellers Note	$9,000,000	4.0%	$360,000
Term Loan A Debt	4,500,000	4.0%	180,000
Revolving Credit Facility	7,500,000	4.0%	300,000
Total Debt	$21,000,000		$840,000

Cash used	-
Debt incurred	21,000,000
Total purchase price	21,000,000

(c)	Represents the elimination of the historical debt and related interest of CAD Enterprises, Inc. not included in purchase.

	Notes &	Interest
	Bank Debt	Expense
Notes Payable - Related Party, Short Term	$134,059
Notes Payable - Related Party, Long Term	74,903
Bank Debt - Current	512,820
Bank Debt - Non Current	227,454
Total Debt	$949,236	$46,834